Exhibit 10.1

AMENDMENT NO. 12 TO CREDIT AGREEMENT

This AMENDMENT NO. 12 TO CREDIT AGREEMENT, dated as of August 20, 2009 (this “Twelfth Amendment”), among JARDEN CORPORATION, a Delaware corporation (the “Borrower”), DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as Administrative Agent (as defined below), as Foreign Currency Fronting Lender and as Swing Line Lender, the L/C Issuers party thereto and CITICORP USA, INC., as Syndication Agent (as defined below), amends certain provisions of the CREDIT AGREEMENT, dated as of January 24, 2005 (as amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders and the L/C Issuers party thereto from time to time, DBNY, as administrative agent for the Lenders and the L/C Issuers (in such capacity, and as agent for the Secured Parties under the Collateral Documents, together with its successors in such capacity, the “Administrative Agent”), CITICORP USA, INC., as syndication agent for the Lenders and the L/C Issuers (in such capacity, together with its successors in such capacity, the “Syndication Agent”), and BANK OF AMERICA, N.A., NATIONAL CITY BANK OF INDIANA and SUNTRUST BANK, as co-documentation agents for the Lenders and L/C Issuers. Unless otherwise specified herein, all capitalized terms used in this Twelfth Amendment shall have the meanings ascribed to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower desires to modify and amend certain provisions of the Credit Agreement as more fully described herein;

WHEREAS, pursuant to Section 10.01(a) (Amendments, Etc.) of the Credit Agreement, the consent of the Required Lenders is required to effect the amendments set forth herein; and

WHEREAS, the Borrower, each Guarantor party to the Guarantor Consent (as defined below), each Lender and the Administrative Agent agree, subject to the limitations and conditions set forth herein, to amend or otherwise modify the Credit Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Certain Amendments to the Credit Agreement. As of the Twelfth Amendment Effective Date (as defined below), and subject to the satisfaction of the conditions set forth in Section 2 (Conditions to Effectiveness) hereof:

(a) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting the following definitions in such Section 1.01 in the appropriate place to preserve the alphabetical order of the definitions in such Section 1.01:

“Additional Intercreditor Agreement” means an intercreditor agreement among the Administrative Agent and one or more Senior Representatives for holders of secured Permitted Senior Notes providing that, inter alia, the Liens on the Collateral as between the Administrative Agent (for the benefit of the Secured Parties) and one or more Senior Representatives (for the benefit of the holders of secured Permitted Senior Notes) shall be pari passu (but without regard to control of remedies), as such intercreditor agreement may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. The Additional Intercreditor Agreement shall be in a form customary for transactions of the type contemplated thereby and otherwise reasonably satisfactory to the Administrative Agent and the Borrower and, to the extent agreed to by the Administrative Agent, the Senior

Representative for the applicable holders of secured Permitted Senior Notes, may be in the form of an amendment and restatement of the Local Credit Facility Intercreditor Agreement.

“B1 Converted Term Loan” has the meaning assigned to such term in Section 2.01(c)(Term Loan; Facilities Increase).

“B2 Converted Term Loan” has the meaning assigned to such term in Section 2.01(c) (Term Loan; Facilities Increase).

“B3 Converted Term Loan” has the meaning assigned to such term in Section 2.01(c) (Term Loan; Facilities Increase).

“Extending Term Lender” means any Term Loan Lender that has submitted an executed Term Loan Extension Election with respect to all or a portion of its Term Loan B1, Term Loan B2 and/or Term Loan B3 (as applicable) in accordance with the instructions provided on the signature page to the Twelfth Amendment prior to the deadline specified in Twelfth Amendment.

“Letter of Credit Back-Stop Arrangement” has the meaning specified in Section 2.04(p) (Letters of Credit).

“Senior Representative” means, with respect to any series of secured Permitted Senior Notes, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities.

“Stated Term Loan B4 Maturity Date” shall mean January 26, 2015.

“Term Loan B1 Extension Amount” means with respect to the Term Loan B1 of any Extending Term Lender, the sum of (a) the product obtained by multiplying (x) the principal amount of such Lender’s Term Loan B1 subject to a Term Loan Extension Election by (y) a fraction, the numerator of which is the lesser of, (i) the greater of $600,000,000 less the aggregate principal amount of Term Loans B3 subject to Term Loan Extension Elections and $200,000,000, and (ii) the aggregate principal amount of Term Loans B1 and Term Loans B2 subject to Term Loan Extension Elections, and the denominator of which is the aggregate principal amount of Term Loans B1 and Term Loans B2 subject to Term Loan Extension Elections plus (b) the product obtained by multiplying (x) the principal amount of such Lenders’ Term Loan B1 subject to a Term Loan Extension by (y) a fraction, the numerator of which is the portion of the aggregate principal amount of Term Loans accepted for extension by the Borrower on the Twelfth Amendment Effective Date in excess of $600,000,000 which the Borrower has elected to be applied to the Term Loan B1 and Term Loan B2 and the denominator of which is the aggregate principal amount of Term Loan B1 and Term Loan B2 subject to Term Loan Extension Elections.

“Term Loan B2 Extension Amount” means with respect to the Term Loan B2 of any Extending Term Lender, the sum of (a) the product obtained by multiplying (x) the principal amount of such Lender’s Term Loan B2 subject to a Term Loan Extension Election by (y) a fraction, the numerator of which is the lesser of, (i) the greater of $600,000,000 less the aggregate principal amount of Term Loans B3 subject to Term Loan Extension Elections and $200,000,000, and (ii) the aggregate principal amount of Term Loans B1 and Term Loans B2 subject to Term Loan Extension Elections, and the denominator of which is the aggregate principal amount of Term Loans B1 and Term Loans B2 subject to Term Loan Extension Elections plus (b) the product obtained by multiplying (x) the principal amount of such Lenders’ Term Loan B2 subject to a Term Loan Extension by (y) a fraction, the numerator of which is the portion of the aggregate principal amount of Term Loans accepted for extension by the Borrower on the Twelfth Amendment Effective Date in excess of $600,000,000 which the Borrower has elected to be applied to the Term Loan B1 and Term Loan B2 and the denominator of which is the aggregate principal amount of Term Loan B1 and Term Loan B2 subject to Term Loan Extension Elections.

“Term Loan B3 Extension Amount” means with respect to the Term Loan B3 of any Extending Term Lender, the sum of (a) the product obtained by multiplying (x) the principal amount of such Lender’s Term Loan B3 subject to a Term Loan Extension Election by (y) a fraction, the numerator of which is the lesser of the aggregate principal amount of Term Loans B3 subject to Term Loan Extension Elections and $400,000,000, and the denominator of which is the aggregate principal amount of Term Loans B3 subject to Term Loan Extension Elections, plus (b) the product obtained by multiplying (x) the principal amount of such Lenders’ Term Loan B3 subject to a Term Loan Extension by (y) a fraction, the numerator of which is the portion of the aggregate principal amount of Term Loans accepted for extension by the Borrower on the Twelfth Amendment Effective Date in excess of $600,000,000 which the Borrower has elected to be applied to the Term Loan B3 and the denominator of which is the aggregate principal amount of Term Loans B3 subject to Term Loan Extension Elections.

“Term Loan B4” shall have the meaning assigned to such term in Section 2.01(c) (Term Loan; Facilities Increase).

“Term Loan Extension Election” means an election by a Term Loan Lender on the signature page to the Twelfth Amendment, to have the Term Loan B1 Extension Amount, Term Loan B2 Extension Amount and/or Term Loan B3 Extension Amount of its Term Loan B1, Term Loan B2 and/or Term Loan B3, respectively, converted into a Term Loan B4, pursuant to Section 2.01(c)(Term Loan; Facilities Increase).

“Twelfth Amendment” means that certain Amendment No. 12 to this Agreement, dated as of August [    ], 2009, among the Borrower, the Agents and each Lender party thereto.

“Twelfth Amendment Effective Date” means the date on which the Twelfth Amendment shall have become effective in accordance with its terms.

(b) The defined term “Applicable Margin” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended (i) deleting the word “and” appearing in clause (a)(ii) of said definition, (ii) inserting the word “and” at the end of clause (a)(iii) of said definition and (iii) inserting the following clause (a)(iv) after clause (a)(iii) of said definition:

“(iv) with respect to the Segments of the Term Loan B4 maintained as (x) Base Rate Loans, a rate equal to 2.25% per annum and (y) Eurodollar Rate Loans, a rate equal to 3.25% per annum;”.

(c) The defined term “Back-Stop Arrangements” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting the text “, Letter of Credit Back-Stop Arrangements” immediately following the text “Foreign Currency Back-Stop Arrangements” appearing in said definition.

(d) The defined term “Defaulting Lender” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting the text “Section 2.04(p)(Letters of Credit),” immediately prior to the text “Section 2.05(a) (Swing Line Loans)” appearing in said definition.

(e) The defined term “L/C Issuer” appearing in Section 1.01(Defined Terms) of the Credit Agreement is hereby amended by inserting the text “DBNY, JP Morgan Chase Bank, N.A., Barclays Bank PLC,” immediately prior to the text “CUSA” appearing in said definition.

(f) The defined term “Permitted Receivables Refinancing” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the text “$250,000,000” appearing therein and inserting the text “$400,000,000” in lieu thereof.

(g) The defined term “Permitted Senior Notes” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the text “(i) no such Indebtedness shall be secured by any asset of the Borrower or any of its Subsidiaries,” appearing therein and inserting the following text in lieu thereof:

“such Indebtedness may be secured or unsecured and if secured (x) is secured by the Collateral on a pari passu basis (but without regard to the control of remedies) with the Secured Obligations and is not secured by any property or assets of the Borrower or any Subsidiary other than the Collateral, (y) the security agreements relating to such Indebtedness are substantially the same as the Collateral Documents (with such differences as are reasonably satisfactory to the Administrative Agent) and (z) a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to the Additional Intercreditor Agreement, provided that if such Indebtedness is the initial secured Permitted Senior Notes incurred by the Borrower, then the Borrower, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and the Senior Representative for such Indebtedness shall have executed and delivered the Additional Intercreditor Agreement.”

(h) The definition of “Stated Term Loan Maturity Date” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by (i) deleting the text “and” appearing at the end of clause (i) of said definition and inserting a comma (“,”) in lieu thereof and (ii) inserting the text “other than, for the avoidance of doubt, the Term Loan B4” immediately after the first instance of the text “Incremental Term Loan” in clause (ii) of said definition, and (iii) inserting the text “and (iii) with respect to each Term Loan B4, the Stated Term Loan B4 Maturity Date” immediately preceding the period (“.”) at the end of said definition.

(i) The defined term “Term Loan” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting the text “and, for the avoidance of doubt, shall include each Term Loan B4” immediately preceding the period (“.”) at the end of said definition.

(j) The defined term “Term Loan Facility” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting the text “The Term Loan Facility shall include the Term Loans converted into Term Loans B4 on the Twelfth Amendment Effective Date” immediately following the period (“.”) at the end of said definition.

(k) The definition of “Term Loan Maturity Date” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by (i) deleting the text “and” appearing at the end of clause (i) of said definition and inserting a comma (“,”) in lieu thereof, (ii) inserting the text “other than, for the avoidance of doubt, the Term Loan B4” immediately after the first instance of the text “Incremental Term Loan,” in clause (ii) of said definition, and (iii) inserting the text “and (iii) with respect to each Term Loan B4, the Stated Term Loan B4 Maturity Date” immediately after the text “Stated Incremental Term Loan Maturity Date” appearing in said definition.

(l) The definition of “Tranche” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting the text “, Term Loan B4” immediately following the text “Term Loan B3” appearing in said definition.

(m) Section 2.01 (Term Loan; Facilities Increase) of the Credit Agreement is hereby amended by inserting the following new clause (c) immediately after clause (b) of said Section:

“(c) Subject to the terms and conditions hereof, the Borrower and each of the Extending Term Lenders agrees that upon the effectiveness of the Twelfth Amendment on the Twelfth Amendment Effective Date, without further action by any party to this Agreement:

(i) a principal amount of such Extending Term Lender’s Term Loans B1 outstanding under this Agreement immediately prior to the effectiveness of the Twelfth Amendment equal to such Term Lender’s Term Loan B1 Extension Amount shall automatically be converted into a new term loan to the Borrower in Dollars and having the same principal amount (a “B1 Converted Term Loan”) and shall on and after the Twelfth Amendment Effective Date have all the rights and benefits of a Term Loan B4 as set forth in this Agreement and the other Loan Documents;

(ii) a principal amount of such Extending Term Lender’s Term Loans B2 outstanding under this Agreement immediately prior to the effectiveness of the Twelfth Amendment equal to such Term Lender’s Term Loan B2 Extension Amount shall automatically be converted into a new term loan to the Borrower in Dollars and having the same principal amount (a “B2 Converted Term Loan”) and shall on and after the Twelfth Amendment Effective Date have all the rights and benefits of a Term Loan B4 as set forth in this Agreement and the other Loan Documents;

(iii) a principal amount of such Extending Term Lender’s Term Loans B3 outstanding under this Agreement immediately prior to the effectiveness of the Twelfth Amendment equal to such Term Lender’s Term Loan B3 Extension Amount shall automatically be converted into a new term loan to the Borrower in Dollars and having the same principal amount (a “B3 Converted Term Loan” and together with the B1 Converted Term Loan and the B2 Converted Term Loan, the “Term Loan B4”) and shall on and after the Twelfth Amendment Effective Date have all the rights and benefits of a Term Loan B4 as set forth in this Agreement and the other Loan Documents;

(iv) notwithstanding anything herein to the contrary, any portion of Term Loan B4 (x) that was a Eurodollar Loan immediately prior to the effectiveness of the Twelfth Amendment will have initial Interest Periods ending on the same dates as the Interest Periods and Eurodollar Rates equal to the Eurodollar Rate applicable to the Term Loan B1, Term Loan B2 and/or Term Loan B3, as applicable, so converted pursuant to this Section 2.01(c)(Term Loan; Facilities Increase) and (y) shall continue to be entitled to all accrued and unpaid interest with respect to the Term Loan B1, Term Loan B2 or Term Loan B3 from which such portion of the Term Loan B4 was converted up to but excluding the Twelfth Amendment Effective Date.”.

(n) Section 2.03(Borrowing; Conversions and Continuations) of the Credit Agreement is hereby amended by inserting the following new clause (h) immediately after clause (g) of said Section:

“(h) On the Twelfth Amendment Effective Date, Interest Periods with respect to the Term Loan B4 Loans shall be as follows: (i) Term Loans B4 shall be deemed made as Eurodollar Loans in an amount equal to the amount of the Term Loans converted pursuant to Section 2.01(c)(Term Loan; Facilities Increase) that were outstanding as Eurodollar Loans at the time of conversion (such Term Loans B4 to correspond in amount to Term Loans so converted of a given Interest Period), (ii) Interest Periods for the Term Loans B4 described in clause (i) above shall end on the same dates as the Interest Periods applicable for the corresponding Term Loans described in clause (i) above and the Eurodollar Rate for such Interest Periods shall be equal to the Eurodollar Rate applicable for the corresponding Term Loans described in clause (i) above, (iii) Term Loans shall be deemed made as Base Rate Loans in amount equal to the amount of Term Loans converted pursuant to Section 2.01(c)(Term Loan; Facilities Increase) that were outstanding as Base Rate Loans at the time of conversion. The Borrower will not be required to make any payments under Section 3.05 of this Agreement to Extending Term Lenders as a result of the conversions pursuant to Section 2.01(c)(Term Loan; Facilities Increase).”.

(o) Section 2.04 (Letters of Credit) of the Credit Agreement is hereby amended by inserting the following new clause (p) immediately after clause (o) of said Section:

“(p) Notwithstanding anything to the contrary contained in this Agreement, no L/C Issuer shall be required to issue, renew, extend or amend any Letter of Credit at any time a Revolving Lender is a Defaulting Lender, unless such L/C Issuer has entered into arrangements with the Borrower satisfactory to such L/C Issuer to eliminate its risk with respect to the participation in Letters of Credit by each Defaulting Lender, including by requiring the Borrower to cash collateralize such Defaulting Lender’s Pro Rata Revolving Share of the outstanding L/C Obligations (such arrangements, the “Letter of Credit Back-Stop Arrangements”) in an amount at all times equal to 105% of each Defaulting Lender’s Pro Rata Revolving Share of the outstanding L/C Obligations.”

(p) Section 2.06(b)(i)(Optional Prepayment of the Term Loan) of the Credit Agreement is hereby amended by (i) deleting the text “and the Term Loan B3, and thereafter to the Type(s) of Segment of each of the Term Loan B1, Term Loan B2 and Term Loan B3” appearing in clause (iv) of said Section and inserting the text “the Term Loan B3, and, at the option of the Borrower, Term Loan B4, and thereafter to the Type(s) of Segment of each of the Term Loan B1, Term Loan B2 and Term Loan B3 and, if appropriate, the Term Loan B4” in lieu thereof, and (ii) inserting the text “relevant” immediately after the text “All prepayments of principal under this Section 2.06(b) shall be applied to installments of principal of the” appearing in said Section.

(q) Section 2.06(d)(Prepayments If Outstandings Exceed Commitments) of the Credit Agreement is hereby amended by inserting the following new sub-clause (iv) immediately after sub-clause (iii) of said Section:

“(iv) If any Revolving Lender becomes a Defaulting Lender at any time that any Letter of Credit is outstanding, the Borrower shall enter into Letter of Credit Back-Stop Arrangements with the relevant L/C Issuer or L/C Issuers no later than 10 Business Days after the date such Revolving Lender becomes a Defaulting Lender (or such date as the L/C Issuers shall otherwise agree in their sole discretion).”

(r) Section 2.08(d)(Repayment of Loans) of the Credit Agreement is hereby amended by deleting sub-clause (d) in its entirety and inserting the following new sub-clause (d) in lieu thereof:

“(d) the Term Loan B1 on the dates and in the amounts set forth below, subject to adjustments for prepayments made pursuant to Section 2.06 (Prepayments):

Date	Amount
March 31, 2005	$2,125,000.00
June 30, 2005	$2,375,000.00
September 30, 2005	$2,375,000.00
December 31, 2005	$2,375,000.00
March 31, 2006	$2,375,000.00
June 30, 2006	$2,375,000.00
September 30, 2006	$2,375,000.00
December 31, 2006	$2,375,000.00
March 31, 2007	$2,375,000.00
June 30, 2007	$2,375,000.00
September 30, 2007	$2,375,000.00
December 31, 2007	$2,375,000.00
March 31, 2008	$2,375,000.00
June 30, 2008	$2,375,000.00
September 30, 2008	$2,375,000.00
December 31, 2008	$2,375,000.00
March 31, 2009	$2,375,000.00
June 30, 2009	$2,375,000.00
September 30, 2009	$976,777.16
December 31, 2009	$976,777.16
March 31, 2010	$976,777.16
June 30, 2010	$976,777.16
September 30, 2010	$976,777.16
December 31, 2010	$976,777.16
March 31, 2011	$91,842,757.61
June 30, 2011	$91,842,757.61

Date	Amount
September 30, 2011	$91,842,757.61
January 24, 2012	$91,842,757.61

provided, however, that the Borrower shall repay the entire unpaid principal amount of such Term Loans on the applicable Term Loan Maturity Date;”.

(s) Section 2.08(e)(Repayment of Loans) of the Credit Agreement is hereby amended by deleting sub-clause (e) in its entirety and inserting the following new sub-clause (e) in lieu thereof:

“(e) the Term Loan B2 on the dates and in the amounts set forth below, subject to adjustments for prepayments made pursuant to Section 2.06 (Prepayments):

Date	Amount
September 30, 2005	$950,000.00
December 31, 2005	$950,000.00
March 31, 2006	$950,000.00
June 30, 2006	$950,000.00
September 30, 2006	$950,000.00
December 31, 2006	$950,000.00
March 31, 2007	$950,000.00
June 30, 2007	$950,000.00
September 30, 2007	$950,000.00
December 31, 2007	$950,000.00
March 31, 2008	$950,000.00
June 30, 2008	$950,000.00
September 30, 2008	$950,000.00
December 31, 2008	$950,000.00
March 31, 2009	$950,000.00
June 30, 2009	$950,000.00
September 30, 2009	$338,781.80
December 31, 2009	$338,781.80
March 31, 2010	$338,781.80

Date	Amount
June 30, 2010	$338,781.80
September 30, 2010	$338,781.80
December 31, 2010	$338,781.80
March 31, 2011	$32,014,879.90
June 30, 2011	$32,014,879.90
September 30, 2011	$32,014,879.90
January 24, 2012	$32,014,879.90

provided, however, that the Borrower shall repay the entire unpaid principal amount of such Term Loans on the applicable Term Loan Maturity Date;”.

(t) Section 2.08(f)(Repayment of Loans) of the Credit Agreement is hereby amended by deleting sub-clause (f) in its entirety and inserting the following new sub-clause (f) in lieu thereof:

“(f) the Term Loan B3 on the dates and in the amounts set forth below, subject to adjustments for prepayments made pursuant to Section 2.06 (Prepayments):

Date	Amount
June 30, 2008	$1,812,500.00
September 30, 2008	$1,812,500.00
December 31, 2008	$1,812,500.00
March 31, 2009	$1,812,500.00
June 30, 2009	$1,812,500.00
September 30, 2009	$699,413.81
December 31, 2009	$699,413.81
March 31, 2010	$699,413.81
June 30, 2010	$699,413.81
September 30, 2010	$699,413.81
December 31, 2010	$699,413.81
March 31, 2011	$67,511,520.98
June 30, 2011	$67,511,520.98
September 30, 2011	$67,511,520.98
January 24, 2012	$67,511,520.98

provided, however, that the Borrower shall repay the entire unpaid principal amount of such Term Loans on the applicable Term Loan Maturity Date;”.

(u) Section 2.08(g)(Repayment of Loans) of the Credit Agreement is hereby amended by deleting the sub-clause (g) in its entirety and inserting the following new sub-clauses(g) and (h):

“(g) the Term Loan B4 on the dates and in the amounts set forth below, subject to adjustments for prepayments made pursuant to Section 2.06 (Prepayments):

Date	Amount
September 30, 2009	$1,500,000.00
December 31, 2009	$1,500,000.00
March 31, 2010	$1,500,000.00
June 30, 2010	$1,500,000.00
September 30, 2010	$1,500,000.00
December 31, 2010	$1,500,000.00
March 31, 2011	$1,500,000.00
June 30, 2011	$1,500,000.00
September 30, 2011	$1,500,000.00
December 31, 2011	$1,500,000.00
March 31, 2012	$1,500,000.00
June 30, 2012	$1,500,000.00
September 30, 2012	$1,500,000.00
December 31, 2012	$1,500,000.00
March 31, 2013	$1,500,000.00
June 30, 2013	$1,500,000.00
September 30, 2013	$1,500,000.00
December 31, 2013	$1,500,000.00
March 31, 2014	$143,250,000.00
June 30, 2014	$143,250,000.00
September 30, 2014	$143,250,000.00

Date	Amount
January 26, 2015	$143,250,000.00

provided, however, that the Borrower shall repay the entire unpaid principal amount of such Term Loans on the applicable Term Loan Maturity Date; and

(h) Each other Incremental Term Loan on the dates and in the amounts to be agreed by the Agents and the Borrower prior to the applicable Facilities Increase Date; provided, however, that the Borrower shall repay the entire unpaid principal amount of each such Incremental Term Loan on the applicable Term Loan Maturity Date.”

(v) Section 7.01(Liens) of the Credit Agreement is hereby amended by (i) deleting the last instance of the text “and” in sub-section (t), (ii) deleting the period “.” in sub-section (u) and inserting “; and” in lieu thereof, and (iii) inserting the following text as a new sub-section (v) “Liens securing Indebtedness permitted under Section 7.03(h)(II)(Indebtedness) provided that such Liens comply with the requirements of the definition of secured Permitted Senior Notes.”

(w) Section 7.03(k)(i)(Indebtedness) of the Credit Agreement is hereby amended by deleting the text “$75,000,000” and inserting “$150,000,000” in lieu thereof.

(x) Section 7.03(h)(II)(Indebtedness) of the Credit Agreement is hereby amended by deleting the text “unsecured” immediately following the text “and (II)” appearing in said Section.

(y) Section 7.15(Capital Expenditures) of the Credit Agreement is hereby amended by deleting the text “December 31, 2011 and thereafter” and inserting “December 31, 2011 and each fiscal year thereafter” in lieu thereof.

(z) Section 9.15(Local Credit Intercreditor Agreement) of the Credit Agreement is hereby amended by deleting said Section in its entirety and replacing it with the following in lieu thereof:

“9.15 Local Credit Facility Intercreditor Agreement. (a) Each of the Lenders and the L/C Issuers hereby authorizes and directs, in accordance with the terms hereof, the Administrative Agent to (i) enter into the Local Credit Facility Intercreditor Agreement on its behalf and agrees to be bound by the terms thereof and (ii) take any other actions, enter into such other agreements and do such other things as are necessary to effectuate the provisions of this Section 9.15 and the intercreditor arrangements contemplated by the Local Credit Facility Intercreditor Agreement.

(b) Each of the Lenders and the L/C Issuers hereby authorizes and directs, in accordance with the terms hereof, the Administrative Agent to (i) enter into the Additional Intercreditor Agreement on its behalf and agrees to be bound by the terms thereof and (ii) take any other actions, enter into such other agreements and do such other things as are necessary to effectuate the provisions of this Section 9.15 and the intercreditor arrangements contemplated by the Additional Intercreditor Agreement , provided that such Additional Intercreditor Agreement is made available for review by the Lenders for at least five Business Days prior to the execution and delivery thereof by the Administrative Agent and the Administrative Agent shall have not received written notice from the Required Lenders as and before the fifth Business Day following the date on which such Additional Intercreditor Agreement is first made available to the Lenders that such Lenders do not agree that such Additional Intercreditor Agreement complies with the requirements of the definition thereof or is otherwise not satisfactory in form and substance to such Lender. It is understood and agreed that the Administrative Agent shall have no obligation to execute and deliver an Additional Intercreditor Agreement if it receives the notice described in the immediately preceding proviso.”

Section 2. Conditions to Effectiveness. This Twelfth Amendment shall become effective as of the date (the “Twelfth Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a) Minimum Extension Election. The Administrative Agent shall have received Term Loan Extension Elections representing an aggregate principal amount of at least $600,000,000 in Term Loans electing conversion to Term Loans B4, of which at least $330,000,000 shall be Term Loans B3 electing conversion to Term Loans B4, which condition may be waived by the Borrower in its sole discretion.

(b) Certain Documents. The Administrative Agent shall have received each of the following, dated as of the Twelfth Amendment Effective Date (unless otherwise agreed to by the Administrative Agent), in form and substance satisfactory to Administrative Agent:

(i) this Twelfth Amendment, duly executed by the Borrower, the Required Lenders and the Administrative Agent;

(ii) the Consent, Agreement and Affirmation of Guaranty in the form attached hereto as Exhibit A (the “Guarantor Consent”), duly executed by each of the Guarantors;

(iii) a copy of the notice delivered by a Responsible Officer of the Borrower (or by an authorized attorney at Kane Kessler, P.C., counsel to the Borrower), to each Local Agent in respect of each outstanding Local Credit Facility pursuant to the requirements of Section 5.4(c) (Matters Relating to Loan Documents) of the Local Credit Facility Intercreditor Agreement, pursuant to which the Borrower notifies each such Local Agent of the amendments contained herein, certified by a Responsible Officer of the Borrower as being a true, complete and correct copy of such notice and together with evidence reasonably satisfactory to the Administrative Agent that such notice shall have been delivered by the Borrower to such Local Agents at least three Business Days prior to the Twelfth Amendment Effective Date;

(iv) certified copies of resolutions of the Board of Directors or Sole Member, as applicable, of each Loan Party approving the execution, delivery and performance of this Amendment and the other Loan Documents delivered in connection herewith to which such Loan Party is a party to;

(v) favorable opinion of counsel for the Loan Parties, addressed to the Agents and the Lenders and in form and substance and from counsel reasonably satisfactory to the Agents; and

(vi) such additional documentation as the Administrative Agent or the Required Lenders may reasonably require prior to the execution and delivery of this Twelfth Amendment to the Borrower by the Administrative Agent.

(c) Consent Fee. The Administrative Agent shall have received from the Borrower a consent fee payable in Dollars for the account of each Lender that has returned an executed signature page to this Amendment to the Administrative agent at or prior to 12:00 p.m., New York City time on August 19, 2009 (the “Consent Deadline” and each such Lender, a “Consenting Lender”) equal to 0.15% of the sum of (x) the aggregate principal amount of Term Loans, if any, held by such Consenting Lender as of the Consent Deadline with respect to which a consent was delivered and (y) the aggregate amount of the Revolving Credit Commitment, if any, of such Consenting Lender as of the Consent Deadline with respect to which a consent was delivered;

(d) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Twelfth Amendment shall be satisfactory in all respects to the Administrative Agent and the Required Lenders.

(e) Representations and Warranties; No Defaults. The Administrative Agent, for the benefit of the Lenders, shall have received a certificate of a Responsible Officer of the Borrower certifying that both before and after giving effect to this Twelfth Amendment:

(i) each of the representations and warranties set forth in Article V (Representations and Warranties) of the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the Twelfth Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date; and

(ii) no Default or Event of Default shall have occurred and be continuing, either on the date hereof or on the Twelfth Amendment Effective Date.

Section 3. Representations and Warranties. The Borrower, on behalf of itself and the other Loan Parties, hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) the execution, delivery and performance by each Loan Party of this Twelfth Amendment have been duly authorized by all requisite corporate or other action on the part of such Loan Party and will not violate any of the certificates of incorporation or by-laws (or equivalent Constituent Documents) of such Loan Party; and

(b) this Twelfth Amendment has been duly executed and delivered by each Loan Party, and each of this Twelfth Amendment and the Credit Agreement as amended or otherwise modified hereby constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with their terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization and other similar Laws relating to or affecting creditors’ rights generally and by the application of general equitable principles (whether considered in proceedings at Law or in equity).

Section 4. Reference to and Effect on the Loan Documents.

(a) As of the Twelfth Amendment Effective Date, each reference in the Credit Agreement and the other Loan Documents to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement or such other Loan Document as amended by this Twelfth Amendment.

(b) Except to the extent amended hereby, the Credit Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Twelfth Amendment shall not operate as a waiver of any Default or Event of Default or any right, power, privilege or remedy of any Agent, any Lender or any L/C Issuer under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as to any waiver expressly set forth in this Twelfth Amendment.

(d) The Borrower hereby confirms that the security interests and Liens granted by the Borrower pursuant to the Loan Documents continue to secure the Obligations and that such security interests and Liens remain in full force and effect.

Section 5. Costs and Expenses. As provided in Section 10.04 (Attorney Costs, Expenses and Taxes) of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent for all reasonable fees, costs and out-of-pocket expenses due and payable by the Borrower pursuant to the Loan Documents, including such costs and expenses (including Attorney Costs) for advice, assistance, or other representation in connection with the preparation, execution and delivery of this Twelfth Amendment.

Section 6. Governing Law. This Twelfth Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

Section 7. Headings. Section headings in this Twelfth Amendment are included herein for convenience of reference only and shall not constitute a part of this Twelfth Amendment for any other purposes.

Section 8. Severability. The fact that any term or provision of this Twelfth Amendment (or of the Credit Agreement, to the extent modified pursuant to this Twelfth Amendment) is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 9. Execution in Counterparts. This Twelfth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Receipt by the Administrative Agent of a facsimile, PDF or other electronic copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Twelfth Amendment.

Section 10. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS TWELFTH AMENDMENT OR ANY OTHER LOAN DOCUMENT.

Section 11. Extension Amount Determination. The Administrative Agent, in consultation with the Borrower, shall determine the Term Loan B1 Extension Amount, the Term Loan B2 Extension Amount, and the Term Loan B3 Extension Amount of each Lender promptly following the Twelfth Amendment Effective Date and shall notify each such Lender of such determination with respect to such Lender. All such determinations made by the Administrative Agent shall, absent manifest error, be final, conclusive and binding on the Borrower and the Lenders and the Administrative Agent shall have no liability to any Person with respect to such determination absent willful misconduct.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Twelfth Amendment has been duly executed on the date set forth above.

JARDEN CORPORATION, as Borrower

By:	/s/ John E. Capps
	Name:	John E. Capps
	Title:	SVP & General Counsel

Deutsche Bank AG New York Branch, as Administrative Agent, Foreign Currency Fronting Lender, Swing Line Lender and L/C issuer under the Credit Agreement

By:	/s/ Scottye Lindsey
	Name:	Scottye Lindsey
	Title:	Director

By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Vice President

CITICORP USA, INC., as Syndication Agent

By:	/s/ Allen Fisher
	Name:	Allen Fisher
	Title:	Vice President

WACHOVIA, National Association, as L/C Issuer

By:	/s/ Denis Waltrich
	Name:	Denis Waltrich
	Title:	Vice President

BANK OF AMERICA, N.A., as L/C Issuer

By:	/s/ J. Casey Cosgrove
	Name:	J. Casey Cosgrove
	Title:	Senior Vice President

BARCLAYS BANK PLC, as L/C Issuer

By:	/s/ David Barton
	Name:	David Barton
	Title:	Director

JP MORGAN CHASE BANK, N.A., as L/C Issuer

By:	/s/ Michelle Cipriani
	Name:	Michelle Cipriani
	Title:	Vice President

Signature Page to Amendment No. 12 to Credit Agreement, dated August [__], 2009

By executing this signature page:

(i)	as an existing Term Lender that is Extending Lender (any such Lender, an “Extending Term Lender”), the undersigned institution agrees (A) to the terms of the Amendment and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended by Amendment No.12, to extend and reclassify all or a portion of its Term Loan B1, Term Loan B2 and/or Term Loan B3 into Term Loans B4 in the amounts reflected,

(ii)	as a Revolving Lender, the undersigned institution agrees to the terms of the Amendment, and

(iii)	as an existing Term Lender that is not an Extending Lender (any such Lender a “Non-Extending Term Lender”), the undersigned institution agrees to the terms of the Amendment, but not to extend and reclassify Term Loan B1, Term Loan B2 and/or Term Loan B3 into Term Loans B4.

Executing as an Extending Term Lender:

NAME OF LENDER

By
Name:
Title:

For any Institution requiring a second signature line:

By
Name:
Title:

Tranche		Loans
Credit Agreement Reference	CUSIP	Existing Amount	Extended Amount
Term Loans B1	[ ]

Tranche		Loans
Credit Agreement Reference	CUSIP	Existing Amount	Extended Amount
Term Loans B2	[ ]

Tranche		Loans
Credit Agreement Reference	CUSIP	Existing Amount	Extended Amount
Term Loans B3	[ ]

Executing as an Non-Extending Term Lender:	Executing as an Revolving Lender:

NAME OF LENDER	NAME OF LENDER

By	By
Name:	Name:
Title:	Title:

For any Institution requiring a second signature line:	For any Institution requiring a second signature line:

By	By
Name:	Name:
Title:	Title:

EXHIBIT A

CONSENT, AGREEMENT AND AFFIRMATION OF GUARANTY

Each of the undersigned Guarantors hereby consents to the terms of the foregoing Twelfth Amendment and agrees that the terms of the Twelfth Amendment shall not affect in any way its obligations and liabilities under any Loan Document (as such Loan Documents are amended or otherwise expressly modified by the Twelfth Amendment), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended or otherwise expressly modified by the Twelfth Amendment). The Guarantors hereby confirm that the security interests and Liens granted pursuant to the Loan Documents continue to secure the Obligations (including the Local Credit Facility Obligations) and that such security interests and Liens remain in full force and effect.

ALLTRISTA PLASTICS LLC

AMERICAN HOUSEHOLD, INC.

AUSTRALIAN COLEMAN, INC.

BICYCLE HOLDING, INC.

BRK BRANDS, INC.

CC OUTLET, INC.

COLEMAN INTERNATIONAL HOLDINGS, LLC

COLEMAN WORLDWIDE CORPORATION

FIRST ALERT, INC.

HEARTHMARK, LLC

HOLMES MOTOR CORPORATION

JARDEN ACQUISITION I, LLC

JARDEN ZINC PRODUCTS, LLC

JT SPORTS LLC

K2 INC.

K-2 CORPORATION

KANSAS ACQUISITION CORP.

L.A. SERVICES, INC.

LASER ACQUISITION CORP.

LEHIGH CONSUMER PRODUCTS LLC

LOEW-CORNELL, LLC

MARKER VOLKL USA, INC.

MARMOT MOUNTAIN, LLC

MIKEN SPORTS, LLC

NIPPON COLEMAN, INC.

OUTDOOR TECHNOLOGIES CORPORATION

PENN FISHING TACKLE MFG. CO.

PURE FISHING, INC.

QUOIN, LLC

RAWLINGS SPORTING GOODS COMPANY, INC.

SEA STRIKER, LLC

SHAKESPEARE COMPANY, LLC

SHAKESPEARE CONDUCTIVE FIBERS, LLC

SI II, INC.

SITCA CORPORATION SUNBEAM AMERICAS HOLDINGS, LLC SUNBEAM PRODUCTS, INC. THE COLEMAN COMPANY, INC. THE UNITED STATES PLAYING CARD COMPANY USPC HOLDING, INC.

By:
	Name:	John E. Capps
	Title:	Vice President